UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7362

Salomon Brothers Municipal Partners Fund Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
   (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:    December 31
Date of reporting period: December 31, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Salomon Brothers Municipal Partners Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2005

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Municipal Partners Fund Inc.

Annual Report • December 31, 2005

	Letter from the Chairman	I

	Manager Overview	1

What’s Inside	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	12

	Statement of Operations	13

	Statements of Changes in Net Assets	14

	Financial Highlights	15

Fund Objective	Notes to Financial Statements	16

The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital.	Report of Independent Registered Public Accounting Firm	23

	Board Approval of Management Agreement	24

	Additional Information	34

	Annual Chief Executive Officer and Chief Financial Officer Certification	38

	Additional Shareholder Information	39

	Important Tax Information	40

	Dividend Reinvestment Plan	41

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, we anticipate another slight gain.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

   Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period of this report. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

   As the year began, it was widely expected that both short- and long-term yields would rise. This did occur with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically fore-shadowed an economic slowdown or recession. Looking at the municipal market, its yield curve flattened during the reporting period but it did not invert.

Salomon Brothers Municipal Partners Fund Inc.	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on February 23, 2006.

   Additionally, the Fund entered into a settlement agreement on February 13, 2006 with Karpus Investment Management. As part of the settlement, if the new management agreement is approved, the Board of Directors has committed to conduct up to five partial tender offers under certain circumstances and, subject to compliance with applicable laws, rules and regulations, has preliminarily determined to recommend a merger between the Fund and Salomon Brothers Municipal Partners Fund II Inc. to shareholders of the Fund at a meeting of shareholders to be held in or before April 2007. More information about the settlement is contained in the Notes to the Financial Statements included in this report.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

II	Salomon Brothers Municipal Partners Fund Inc.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer

February 2, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Municipal Partners Fund Inc.	III

(This page is intentionally left blank.)

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the bond market in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil prices, and a strong economy all posed threats to bond prices. However, when all was said and done, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexi, returned 2.43% during the one-year period ended December 31, 2005. Municipal bonds generated even better returns, with the Lehman Brothers Municipal Bond Indexii gaining 3.51% over the same period.

          As anticipated, the Federal Reserve Board (“Fed”)iii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiv thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. This caused short-term yields to rise sharply. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by foreign investors. Given this dynamic, both longer-term Treasuries and municipal securities significantly outperformed shorter-term bonds in 2005. From a credit quality perspective, lower quality municipals again outperformed their higher quality counterparts during the reporting period.

          New municipal bond issuance from state and local governments was roughly $408 billion in 2005, a new calendar year record. This beat the previous high of $383 billion set in 2003. Overall, new supply was met with solid demand, in particular by property and casualty insurers and professional investors. In contrast, there was mixed demand from mutual fund shareholders.

Performance Review

For the twelve months ended December 31, 2005, the Salomon Brothers Municipal Partners Fund Inc. returned 2.85%, based on its net asset value (“NAV”)v and 7.64% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% and its Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevi increased 5.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

          During the twelve-month period, the Fund made distributions to shareholders totaling $0.865 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	1

Performance Snapshot as of December 31, 2005 (unaudited)

Price Per Share	12 Month Total Return

$14.89 (NAV)	2.85%

$13.60 (Market Price)	7.64%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A.During the reporting period, the Fund’s overweight of single A-rated municipals and underweight to the one to seven year portion of the yield curve enhanced results. Our healthcare and housing securities were also positive contributors to results. In the health-care sector, municipals issued by hospitals were among our best performers. In addition, the Fund’s industrial development revenue and insured municipal bonds boosted returns.

What were the leading detractors from performance?

A. As the Fund invests primarily in investment grade municipals, we did not participate in the rally in lower quality, more speculative issues during the year. In particular, we did not own riskier airline and tobacco settlement bonds. Tobacco securities performed very well during the reporting period as a result of favorable litigation trends. Our underweight of BBB-rated securities also detracted from relative performance. Finally, some of the Fund’s longer-term securities that had short-term call options detracted from results.

Q.	Were there any significant changes to the Fund’s portfolio during the reporting period?

A. There were no significant changes to the Fund’s portfolio. Throughout the year, we sought to reinvest the proceeds from our retired and called holdings with municipals offering higher yields in order to generate incremental income.

Looking for Additional Information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMNPX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites.

          In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

2	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

          Thank you for your investment in the Salomon Brothers Municipal Partners Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo
Executive Vice President

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005)
SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.5%
California — 6.1%
$1,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$1,016,940
1,575,000	A	California State, GO, 5.125% due 6/1/24	1,637,165
1,250,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	1,310,388
2,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subseries A-1, FSA-Insured, 5.000% due 7/1/35	2,100,300
1,370,000	AAA	Pleasant Valley, CA, GO, School District, Ventura County, Series A, MBIA-Insured, 5.850% due 2/1/17	1,598,324

		Total California	7,663,117

Colorado — 1.4%
600,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	611,004
		Colorado Springs, CO, Hospital Revenue:
505,000	A-	6.375% due 12/15/30	551,172
495,000	A-	Call 12/15/10 @101, 6.375% due 12/15/30 (b)	560,330

		Total Colorado	1,722,506

District of Columbia — 1.6%
2,000,000	AAA	District of Columbia Revenue, American University, AMBAC-Insured, 5.625% due 10/1/26	2,048,140

Hawaii — 1.7%
2,000,000	AAA	Hawaii State Airport System Revenue, Series B, FGIC-Insured,
		6.000% due 7/1/19 (c)	2,170,600

Illinois — 14.9%
3,750,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (b)	3,992,738
		Chicago, IL, GO, Series A, FSA-Insured:
145,000	AAA	5.250% due 1/1/16	158,034
355,000	AAA	Call 1/1/14 @ 100, 5.250% due 1/1/16 (b)	392,296
		Chicago, IL, Midway Airport Revenue:
2,000,000	AAA	Series A, MBIA-Insured, 5.500% due 1/1/29	2,055,000
2,000,000	AAA	Series B, MBIA-Insured, 5.625% due 1/1/29 (c)	2,051,840
2,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	2,092,960
1,250,000	AAA	Chicago, IL, Sales Tax Revenue, FSA-Insured, 5.000% due 1/1/22	1,322,662
2,000,000	Aaa(a)	Illinois DFA, Revolving Fund Revenue, 5.250% due 9/1/12	2,177,940
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,095,060
1,500,000	A+	Illinois Health Facilities Authority Revenue, Refunding, Lutheran General Health System, Series C, 7.000% due 4/1/14	1,796,610
1,500,000	AAA	Illinois State, GO, First Series, FSA-Insured, 5.500% due 5/1/16	1,686,165

		Total Illinois	18,821,305

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	5

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Indiana — 3.3%
$1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue,
		Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	$1,237,303
1,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	1,061,370
1,750,000	AAA	Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23	1,809,307

		Total Indiana	4,107,980

Iowa — 0.9%
1,000,000	A1(a)	Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16 (b)	1,132,440

Kansas — 1.2%
1,430,000	AA	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, Series J, 6.250% due 12/1/28	1,563,205

Maryland — 5.6%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	1,599,525
1,000,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,090,660
500,000	A+	University of Maryland Medical Systems, 6.000% due 7/1/32	545,405
1,000,000	A3(a)	University of Maryland Medical Systems, Call 7/1/10 @ 101,
		6.750% due 7/1/30 (b)	1,142,410
2,500,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/15 (c)	2,693,125

		Total Maryland	7,071,125

Massachusetts — 4.9%
2,500,000	AA-	Massachusetts State Health & EFA Revenue, Partners Healthcare System, Series C, 5.750% due 7/1/32	2,720,075
		Massachusetts State Water Pollution Abatement Trust Revenue,
		MWRA Program, Series A:
2,540,000	AAA	5.750% due 8/1/29	2,738,221
630,000	AAA	Call 8/1/09 @101, 5.750% due 8/1/29 (b)	682,769

		Total Massachusetts	6,141,065

Michigan — 1.2%
1,500,000	AA-	Michigan State Hospital Finance Authority Revenue, Trinity Health,
		Series C, 5.375% due 12/1/30	1,579,980

Nevada — 1.0%
		Nevada Housing Division Revenue, Single-Family Program, Series B-2:
1,200,000	Aa2(a)	6.400% due 10/1/25 (c)	1,203,540
70,000	Aa2(a)	6.950% due 10/1/26 (c)	70,109

		Total Nevada	1,273,649

New Hampshire — 0.1%
120,000	A+	New Hampshire State HFA, Single-Family Residential Revenue, Series A, 6.800% due 7/1/15 (c)	122,042

See Notes to Financial Statements.

6	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

New Jersey — 10.0%
		New Jersey EDA:
$5,150,000	AAA	PCR, Revenue, Public Service Electric and Gas Co. Project, Series A, MBIA-Insured, 6.400% due 5/1/32 (c)	$5,191,303
4,450,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	4,507,005
1,000,000	A2(a)	New Jersey Health Care Facilities Financing Authority Revenue,
		Hackensack University Medical Center, 6.000% due 1/1/25	1,070,340
1,695,000	AAA	New Jersey State, EFA Revenue, Princeton University, Series A,
		5.000% due 7/1/21	1,823,735

		Total New Jersey	12,592,383

New York — 11.8%
		New York City, NY, GO:
		Series A:
110,000	A+	6.000% due 5/15/30	120,193
890,000	A+	Call 5/15/10 @ 101, 6.000% due 5/15/30 (b)	990,971
500,000	A+	Series G, 5.000% due 12/1/33	515,585
		New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
		Series B:
1,000,000	AA+	5.125% due 6/15/31	1,038,450
1,175,000	AA+	Call 6/15/07 @ 101, 5.750% due 6/15/29 (b)	1,227,534
2,000,000	AA+	Series D, 5.000% due 6/15/37	2,080,220
1,250,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500% due 11/15/17	1,371,900
		New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured:
1,000,000	AAA	5.500% due 5/15/28	1,179,280
5,365,000	AAA	5.500% due 5/15/30	6,331,129

		Total New York	14,855,262

Ohio — 7.1%
2,000,000	BBB+	Miami County, OH, Hospital Facilities Revenue, Upper Valley Medical Center, Series C, 6.250% due 5/15/13	2,054,980
6,700,000	A+	Ohio State Water Development Authority, Solid Waste Disposal Revenue, North Star BHP Steel, Cargill Inc., 6.300% due 9/1/20 (c)	6,843,313

		Total Ohio	8,898,293

Pennsylvania — 0.2%
250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	275,790

Puerto Rico — 2.8%
3,000,000	AAA	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C, AMBAC-Insured, 5.500% due 7/1/25	3,498,180

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	7

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Tennessee — 3.3%
$3,500,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	$3,772,055
435,000	AA	Tennessee Housing Development Agency Revenue,
		Homeownership Program, Series 2B, 6.350% due 1/1/31 (c)	439,702

		Total Tennessee	4,211,757

Texas — 11.2%
2,500,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured,
		5.000% due 2/15/30 (d)	2,602,075
1,000,000	Aaa(a)	Edgewood, TX, ISD, PSFG-Insured, 5.250% due 2/15/18	1,089,780
1,165,000	A	Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare System, Series A, 5.250% due 12/1/17	1,235,774
1,500,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	1,562,835
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,657,744
100,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	108,706
1,000,000	Baa2(a)	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/2005, 5.200% due 5/1/28 (e)	1,006,050
3,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	3,785,810
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	1,098,110

		Total Texas	14,146,884

Washington — 7.2%
1,000,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	1,064,060
2,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,081,960
4,250,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101,
		5.750% due 12/1/28 (b)	4,654,005
1,200,000	AAA	Washington State Public Power Supply System Revenue,
		Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,263,204

		Total Washington	9,063,229

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $117,836,703)	122,958,932
SHORT-TERM INVESTMENTS(e)(f) — 2.5%
Idaho — 0.8%
1,000,000	A-1+	Idaho Health Facility Authority Revenue, St. Lukes Regional Medical Center Project, FSA-Insured, SPA-Bayerische Landesbank, 3.750%, 1/3/06	1,000,000

Illinois — 0.9%
1,100,000	A-1+	Illinois Finance Authority Revenue, Resurrection Health, Series B, LOC-JPMorgan Chase, 3.770%, 1/3/06	1,100,000

See Notes to Financial Statements.

8	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Kansas — 0.8%
$1,000,000	A-1+	Kansas State Department of Transportation, Highway Revenue, Series B-1, LIQ-Pooled Money Investment Board, 3.750%, 1/3/06	$1,000,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,100,000)	3,100,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $120,936,703#)	$126,058,932

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)

Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(d)	Security is segregated as collateral for a pending transaction with an extended settlement.

(e)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.

(f)	Variable rate demand obligations have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $120,924,210.

Abbreviations used in this schedule:

AMBAC – Ambac Assurance Corporation
DFA – Development Finance Agency
EDA – Economic Development Authority
EFA – Educational Facilities Authority
FGIC – Financial Guaranty Insurance Company
FSA – Financial Security Assurance
GO – General Obligation
HFA – Housing Finance Authority
ISD – Independent School District
LIQ – Liquidity Facility
LOC – Letter of Credit
MBIA – Municipal Bond Investors Assurance Corporation
MWRA – Massachusetts Water Resources Authority
PCR – Pollution Control Revenue
PSFG – Permanent School Fund Guaranty
SPA – Standby Bond Purchase Agreement
TFA – Transitional Finance Authority
VRDO – Variable Rate Demand Obligation

Summary of Investments by Industry*

Education	15.5%
Hospitals	15.2
Transportation	13.4
Pollution Control	13.4
Pre-Refunded	12.0
Utilities	6.9
General Obligation	5.9
Water and Sewer	4.4
Public Facilities	2.8
Industrial Development	1.7
Electric	1.7
Housing: Single Family	1.5
Life Care Systems	1.2
Sales Tax	1.0
Lease	0.9
Miscellaneous	2.5

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	9

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

10	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s and Moody’s.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	11

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $120,936,703)	$126,058,932
Cash	50,093
Interest receivable	1,796,324
Receivable for securities sold	160,000
Prepaid expenses	513

Total Assets	128,065,862

LIABILITIES:
Payable for securities purchased	2,069,980
Management fee payable	58,565
Dividends payable to Auction Rate Preferred Stockholders	21,920
Directors’ fees payable	7,712
Accrued expenses	180,393

Total Liabilities	2,338,570

Auction Rate Cumulative Preferred Stock (800 shares authorized and issued at $50,000 per share) (Note 4)	40,000,000

Total Net Assets	$85,727,292

NET ASSETS:
Par value ($0.001 par value; 5,757,094 shares issued and outstanding; 100,000,000 common shares authorized)	$5,757
Paid-in capital in excess of par value	79,673,514
Undistributed net investment income	885,097
Accumulated net realized gain on investments	40,695
Net unrealized appreciation on investments	5,122,229

Total Net Assets	$85,727,292

Shares Outstanding	5,757,094

Net Asset Value	$14.89

See Notes to Financial Statements.

12	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$6,417,333

EXPENSES:
Management fee (Note 2)	698,776
Auction agent fees (Note 4)	108,544
Audit and tax fees	82,709
Directors’ fees	69,689
Shareholder reports	54,773
Legal fees	40,588
Transfer agent fees	21,769
Stock exchange listing fees	21,255
Custody fees	20,237
Insurance	2,535
Miscellaneous expenses	12,493

Total Expenses	1,133,368

Net Investment Income	5,283,965

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	307,226
Change in Net Unrealized Appreciation/Depreciation from Investments	(2,142,589)

Net Loss on Investments	(1,835,363)

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From:
Net Investment Income	(976,886)
Net Realized Gains	(26,248)

Total Distributions Paid to Auction Rate Preferred Stockholders	(1,003,134)

Increase in Net Assets From Operations	$2,445,468

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	13

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004

OPERATIONS:
Net investment income	$5,283,965	$5,329,689
Net realized gains	307,226	588,014
Change in net unrealized appreciation/depreciation	(2,142,589)	(1,268,841)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(976,886)	(486,021)
Net realized gains	(26,248)	(37,329)

Increase in Net Assets From Operations	2,445,468	4,125,512

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,835,959)	(4,837,305)
Net realized gains	(143,927)	(390,136)

Decrease in Net Assets From Distributions to Shareholders	(4,979,886)	(5,227,441)

Decrease in Net Assets	(2,534,418)	(1,101,929)
NET ASSETS:
Beginning of year	88,261,710	89,363,639

End of year*	$85,727,292	$88,261,710

* Includes undistributed net investment income of:	$885,097	$1,449,587

See Notes to Financial Statements.

14	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Financial Highlights
For a share of common stock outstanding throughout each year ended December 31:

	2005		2004	2003	2002	2001

Net Asset Value, Beginning of Year	$15.33		$15.52	$15.35	$14.38	$14.25

Income (Loss) From Operations:
Net investment income	0.92		0.93	0.95	1.00	1.03
Net realized and unrealized gain (loss)	(0.32)		(0.12)	0.13	0.86	0.04
Distributions paid to Auction Rate Cumulative
Preferred Stockholders from:
Net investment income	(0.17)		(0.08)	(0.07)	(0.10)	(0.21)
Net realized gains	(0.00	)(1)	(0.01)	—	—	—

Total Income From Operations	0.43		0.72	1.01	1.76	0.86

Less Distributions From:
Net investment income	(0.84)		(0.84)	(0.84)	(0.79)	(0.73)
Net realized gains	(0.03)		(0.07)	—	—	—

Total Distributions	(0.87)		(0.91)	(0.84)	(0.79)	(0.73)

Net Asset Value, End of Year	$14.89		$15.33	$15.52	$15.35	$14.38

Market Price, End of Year	$13.60		$13.45	$14.00	$13.40	$12.59

Total Return, Based on NAV(2)	2.85%		4.82%	6.78%	12.52%	6.17%

Total Return, Based on Market Price(2)	7.64%		2.68%	11.07%	12.93%	10.52%

Net Assets, End of Year (000s)	$85,727		$88,262	$89,364	$88,382	$82,778

Ratios to Average Net Assets:(3)
Expenses	1.30%		1.32%	1.32%	1.34%	1.33%
Net investment income	6.07		6.05	6.17	6.70	7.10

Portfolio Turnover Rate	40%		38%	57%	71%	34%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$40,000		$40,000	$40,000	$40,000	$40,000
Asset Coverage Per Share	157,159		160,328	161,705	160,478	153,473
Involuntary Liquidating Preference Per Share	50,000		50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000	50,000	50,000	50,000

(1)	Amount represents less than $0.01 per share.

(2)

For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(3)	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	15

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

          (b) Concentration of Credit Risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

          (d) Distributions to Shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

          (e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

16	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (f ) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain

(a)	$(35,610)	$35,610

(a)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2. Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”) acts as the investment adviser and administrator of the Fund. SBAM provides all management, advisory and administration services for the Fund. As compensation for its services, the Fund pays SBAM an investment management fee at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

          On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate.

          As of December 31, 2005, the Fund was operating pursuant to an interim management contract with the manager.

          Pursuant to the interim management contract for the period December 1, 2005 to December 31, 2005, management fees were held in escrow in the amount of $58,801, and will not be paid to SBAM until shareholders approve the new investment management contract.

          Subsequent to the period of this report, shareholder approval of a new investment management contract between the Fund and the Manager ws certified. The new investment management contract became effective on February 23, 2006.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Certain officers and/or Directors of the Fund are employees of Legg Mason and do not receive compensation from the Fund.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	17

Notes to Financial Statements (continued)

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$49,227,668

Sales	50,504,105

          At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,510,465
Gross unrealized depreciation	(375,743)

Net unrealized appreciation	$5,134,722

4. Auction Rate Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

          Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended December 31, 2005 ranged from 1.800% to 4.000%. The weighted average dividend rate for the year ended December 31, 2005 was 2.508%.

          The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

          The Preferred Stock shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

          The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

          The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

18	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

5. Distributions Subsequent to December 31, 2005

Common Stock Distributions. On November 18, 2005, the Board of Directors of the Fund declared two common share distributions from net investment income, each in the amount of $0.07 per share, payable on January 27, 2006 and February 24, 2006 to shareholders of record on January 24, and February 21, 2006, respectively.

          Preferred Stock Distributions. The Board of Directors designated each of the following distribution periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund’s ability to designate any subsequent dividend period as a Special Rate Period.

Auction Date:	Commencement of Rate Period:	Rate Effective Through:	Preferred Rate:

12/30/05	1/3/06	1/9/06	4.000%

1/9/06	1/10/06	1/16/06	3.300%

1/13/06	1/17/06	1/23/06	3.100%

1/23/06	1/24/06	1/30/06	3.100%

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$5,812,845	$5,322,559

Ordinary Income	—	767
Net Long-term Capital Gains	170,175	427,465

Total Taxable Distributions	$170,175	$428,232

Total Distributions Paid	$5,983,020	$5,750,791

          At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$885,097
Undistributed long-term capital gains — net	28,202

Total undistributed earnings	913,299
Unrealized appreciation(a)	5,134,722

Total accumulated earnings — net	$6,048,021

(a)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for discount on fixed income securities.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	19

Notes to Financial Statements (continued)

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved approved a new transfer agent contract contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no

20	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

9. Litigation

          On November 8, 2005, George W. Karpus, a shareholder of the Fund, commenced a derivative action in the Supreme Court of the State of New York, County of New York against certain current and/or former officers and directors of the Fund and Salomon Brothers Municipal Partners Fund II Inc. (the “State Litigation”).

          On December 23, 2005, the Fund filed a complaint in the United States District Court for the Southern District of New York against Karpus Management, Inc. (“KIM”) and other necessary parties alleging violations of federal proxy rules in connection with KIM’s solicitation of proxies from Fund shareholders to vote against the approval of a new management agreement between the Fund and Salomon Brothers Asset Management Inc, the Fund’s current investment adviser (the “Federal Litigation”).

          On February 13, 2006, the parties announced a settlement, settling both the State Litigation and Federal Litigation. The settlement is subject final court approval and shareholder notice with respect to the State Litigation settlement. As part of the settlement, subject to the satisfaction of certain conditions set forth in the settlement agreement, the Fund has agreed to commence a tender offer prior to June 30, 2006 for up to 10% of the then outstanding common shares of the Fund at a price equal to at least 98% of the Fund’s net asset value per share on the date the tender offer expires. In addition, if the Fund’s common

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	21

Notes to Financial Statements (continued)

shares have traded on the New York Stock Exchange at an average discount from net asset value of 5% or more as of the last trading day in each week during the last 12-weeks of the previous calendar quarter, the Fund will commence a tender for up to 5% of the then outstanding common shares of the Fund by the end of the fourth calendar quarter of 2006 and in the second and fourth calendar quarters of 2007 and the second calendar quarter of 2008. Although the Board of Directors of the Fund has committed to commence these tenders under the circumstances described, the Fund will not make such tenders if certain market conditions exist that would make it detrimental to the Fund and its shareholders to commence the tenders.

          Additionally, under the terms of the settlement and subject to certain conditions, the Board of Directors of the Fund, subject to compliance with applicable laws, rules and regulations, has preliminarily determined to recommend a merger (the “Merger”) between the Fund and Salomon Brothers Municipal Partners Fund II Inc. (“MPT”) to shareholders of the Fund at a meeting of shareholders to be held in or before April 2007. The Merger would be on such terms and conditions as the Board of Directors of the Fund deems appropriate, including no material change in circumstances that causes the Board of Directors of the Fund to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of the Fund and by the Board of Directors and shareholders of MPT, would be completed on, or as soon as practicable after, July 7, 2007.

22	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Municipal Partners Fund Inc.:

          We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Municipal Partners Fund Inc. as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended and the financial highlights for each of the years in the four-year period then ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Municipal Partners Fund Inc. as of December 31, 2005, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	23

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Municipal Partners Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members’”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

          At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and

24	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

          The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

          The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper” ’), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its bench-mark(s) and Lipper peers. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all leveraged closed-end funds classified as “general municipal debt funds” by Lipper, showed that the Fund’s performance for the one- and three-year periods presented was below the median. The performance of the five-year period presented was within the median range, and the Fund’s performance for the ten-year period presented was above the median.

          Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory over time.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	25

Board Approval of Management Agreement (unaudited) (continued)

information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 closed-end leveraged funds (including the Fund) classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed were better than the median. The Board noted that the Fund’s actual total expense ratio was within the median and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

          Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

          The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

26	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

          The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	27

Board Approval of Management Agreement (unaudited) (continued)

Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

          To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

          On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

          At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will

28	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Funds and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	29

Board Approval of Management Agreement (unaudited) (continued)

economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

          Certain of these considerations are discussed in more detail below.

          In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including

30	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

          The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

          Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

          The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints

32	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	33

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Municipal Partners Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director Latin American Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

34	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA(2) Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth year: 1951	Director, Chairman and Chief Executive Officer, Class II	Since 2003	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Porfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2003	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM. Controller of certain mutual funds associated with CAM from (1999 to 2004)	N/A	N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1999	Managing Director President of SBAM and CAM since December 2001; Director of SBAM and CAM since December 1998; Vice President of SBAM and CAM from January 1996 to December 1998	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002- 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

36	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2003	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

(3)	The term “fund complex” means two or more registered investment companies that:

	(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

	(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	37

Annual Chief Executive Officer and
Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)
Results of a Special Meeting of Shareholders

On December 19, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Voted For	Voted Against	Abstentions

New Management Agreement	2,261,105	801,811	82,405

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	39

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2005 to common shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a long-term capital gain distribution of $0.025000 per share to common shareholders of record on December 27, 2005.

          Additionally, all of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2005 to municipal auction rate cumulative preferred shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Finally, the Fund paid a long-term capital gain distribution of $32.810000 per share to municipal auction rate cumulative preferred shareholders of record on December 19, 2005.

          Please retain this information for your records.

40	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited)

          Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

          Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare, N.A. (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

          The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

          Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

          The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

          In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

          There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash pay-

Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report	41

Dividend Reinvestment Plan (unaudited) (continued)

ments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

          Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

          Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

          All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 43010, Providence, Rhode Island 02940-3010.

42	Salomon Brothers Municipal Partners Fund Inc. 2005 Annual Report

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Salomon Brothers Municipal Partners Fund Inc.

125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102

DIRECTORS	INVESTMENT MANAGER

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Robert E. Amodeo
Executive Vice President

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

AND ADMINISTRATOR
Salomon Brothers Asset
   Management Inc.
399 Park Avenue
New York, New York 10022

AUCTION AGENT
Deutsche Bank
60 Wall Street
New York, New York 10005

CUSTODIAN
State Street Bank
   & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
Computershare
P.O. Box 43010
Providence, Rhode Island
02940-3010

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
MNP

This report is transmitted to the shareholders of Salomon Brothers Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

SAM0824 12/05 06-9584

LEGG MASON

Salomon Brothers Municipal Partners Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the "Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2004 and $40,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,000 in 2004 and $8,255 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Municipal Partners Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $3,000 in 2004 and $3,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Municipal Partners Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or i nvestment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such serv ices are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Municipal Partners Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Municipal Partners Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Municipal Partners Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Municipal Partners Fund Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Municipal Partners Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Municipal Partners Fund Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Municipal Partners Fund Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers Municipal Partners Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman Daniel P. Cronin Leslie H. Gelb William R. Hutchinson Riordan Roett Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.

(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the

Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)
NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Robert E. Amodeo	Executive Vice President	Since 1999	Managing Director of SBAM
Citigroup Asset Management (“CAM”)			Officer of certain mutual funds
399 Park Avenue			associated with Citigroup.
New York, NY 10022
Birth year: 1964

Thomas Croak	Co-Portfolio Manager	Since 1999	Director of SBAM
CAM
399 Park Avenue
New York, NY 10022
Birth year: 1961

(a)(2):

The following tables set forth certain additional information with respect to the fund's portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Robert Amodeo	10 registered investment companies with $4.1 billion in total assets under management	127 Other pooled investment vehicles with $7.7 in assets under management	3 Other accounts with $0.4 in total assets under management

Thomas Croak	2 registered investment companies with $0.2 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	35 Other accounts with $0.2 in total assets under under management

(a)(3):

     Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the Fund’s portfolio manager of each fund has day-to-day management responsibilities with respect to one or more other funds of other accounts, as is the case for the portfolio listed above.

     The manager and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio manages by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities amount multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of he funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. if the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

(a)(4):
Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Dollar Range of
Portfolio Manager(s)	Ownership of Securities

Robert Amodeo	none
Thomas Croak	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Municipal Partners Fund Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund Inc

Date:	March 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund Inc

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Municipal Partners Fund Inc

Date:	March 10, 2006